Exhibit 77C
          Kemper Europe Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7479
          Page 1


          A special meeting of Registrant's shareholders was held on December 3, 1997 and was adjourned as necessary. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   James E. Akins

                       Vote             Number
                       ----             -----------
                       FOR                  769,483
                       WITHHELD               9,911

                   Arthur R. Gottschalk

                       Vote             Number
                       ----             -----------
                       FOR                  770,197
                       WITHHELD               9,197

                   Frederick T. Kelsey

                       Vote             Number
                       ----             -----------
                       FOR                  769,883
                       WITHHELD               9,511

                   Daniel Pierce

                       Vote             Number
                       ----             -----------
                       FOR                  770,245
                       WITHHELD               9,149

                   Fred B. Renwick

                       Vote             Number
                       ----             -----------
                       FOR                  770,245
                       WITHHELD               9,149



















          Exhibit 77C
          Kemper Europe Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7479
          Page 2


                   John B. Tingleff

                       Vote             Number
                       ----             -----------
                       FOR                  770,245
                       WITHHELD               9,149

                   Edmond D. Villani

                       Vote             Number
                       ----             -----------
                       FOR                  769,583
                       WITHHELD               9,511

                   John B. Weithers

                       Vote             Number
                       ----             -----------
                       FOR                  770,245
                       WITHHELD               9,149

          Item 2:  Selection of Independent Auditors

                       Vote             Number
                       ----             -----------
                       FOR                  745,242
                       AGAINST               11,980
                       ABSTAIN               22,171

          Item 3:  New Investment Management Agreement

                       Vote             Number
                       ----             ------------
                       FOR                   728,051
                       AGAINST                51,343
























          Exhibit 77C
          Kemper Europe Fund
          Form N-SAR for the period ended 05/31/98
          File No. 811-7479
          Page 3


          Item 4:  New Sub-Advisory Agreement

                       Vote             Number
                       ----             ------------
                       FOR                   723,776
                       AGAINST                55,618

          Item 7:  New Rule 12b-1 Distribution Plan

                   Class B Shares

                       Vote             Number
                       ----             ------------
                       FOR                   384,320
                       AGAINST                19,378

                   Class C Shares

                       Vote             Number
                       ----             ------------
                       FOR                    43,121
                       AGAINST                   522

          Item 7:  To approve changes in fundamental investment policies

                       Vote             Number
                       ----             ------------
                       FOR                   727,209
                       AGAINST                53,350